Business acquisitions and dispositions	6 Months Ended
Jun. 30, 2018
Business Combinations1 [Abstract]
Business acquisitions and dispositions

Note 3 Business acquisitions and dispositions
2018
Acquisition of AlarmForce
On January 5, 2018, BCE acquired all of the issued and outstanding shares of AlarmForce for a total consideration of $182 million, of which $181 million was paid in cash and the remaining $1 million through the issuance of 22,531 BCE common shares.
Subsequent to the acquisition of AlarmForce, on January 5, 2018, BCE sold AlarmForce's approximate 39,000 customer accounts in British Columbia, Alberta and Saskatchewan to TELUS Communications Inc. (Telus) for total proceeds of approximately $68 million.
AlarmForce provides security alarm monitoring, personal emergency response monitoring, video surveillance and related services to residential and commercial subscribers. The acquisition of AlarmForce supports our strategic expansion in the Connected Home marketplace.
AlarmForce is included in our Bell Wireline segment in our consolidated financial statements.
The purchase price allocation includes provisional estimates, in particular for finite-life intangible assets. The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities.

TOTAL
Cash consideration	181
Issuance of 22,531 BCE common shares (1)	1
Total cost to be allocated	182
Assets held for sale (2)	68
Property, plant and equipment	8
Finite-life intangible assets (3)	34
Indefinite-life intangible assets	1
Deferred tax liabilities	(7)
Other non-current liabilities	(1)
103
Cash and cash equivalents	4
Fair value of net assets acquired	107
Goodwill (4)	75
(1) Recorded at fair value based on the market price of BCE common shares on the acquisition date.
(2) Consists mainly of customer relationships recorded at fair value less costs to sell.
(3) Consists mainly of customer relationships.
(4) Goodwill arises principally from expected synergies and future growth and is not deductible for tax purposes. Goodwill arising from the transaction was allocated to our Bell Wireline group of CGUs.

Revenues of $26 million and net earnings of $2 million from AlarmForce are included in the consolidated income statements from the date of acquisition. These amounts reflect the amortization of certain elements of the purchase price allocation and related tax adjustments.
Termination of agreement to acquire Séries+ and Historia specialty channels
On October 17, 2017, BCE entered into an agreement with Corus Entertainment Inc. (Corus) to acquire French-language specialty channels Séries+ and Historia. On May 28, 2018, the Competition Bureau announced that it did not approve the sale of the channels to BCE. As a result, BCE and Corus terminated their agreement.

Future business acquisitions
On June 30, 2018, Bell entered into an agreement to acquire a corporation that provides broadband network services to commercial and government accounts. The transaction is valued at approximately $152 million and is expected to close by the end of August 2018.
2017
Acquisition of MTS
On March 17, 2017, BCE acquired all of the issued and outstanding common shares of MTS for a total consideration of $2,933 million, of which $1,339 million was paid in cash and the remaining $1,594 million through the issuance of approximately 27.6 million BCE common shares. BCE funded the cash component of the transaction through debt financing.
Revenues of $271 million and net earnings of $38 million from the acquired MTS operations are included in the consolidated income statements from the date of acquisition. BCE’s consolidated operating revenues and net earnings for the six months ended June 30, 2017 would have been $11,217 million and $1,513 million, respectively, had the acquisition of MTS occurred on January 1, 2017. These amounts reflect the elimination of intercompany transactions, financing costs and the amortization of certain elements of the purchase price allocation and related tax adjustments.
During Q2 2017, BCE completed the divestiture of approximately one-quarter of postpaid wireless subscribers and 15 retail locations previously held by MTS, as well as certain Manitoba network assets, to Telus for total proceeds of $323 million.
Acquisition of Cieslok Media Ltd. (Cieslok Media)
On January 3, 2017, BCE acquired all of the issued and outstanding common shares of Cieslok Media for a total cash consideration of $161 million.
The transaction did not have a significant impact on our consolidated operating revenues and net earnings for the six months ended June 30, 2017.